================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   APRIL 24, 2006
                                                   --------------



                             NORWOOD FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA                   0-28364                    23-2828306
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File             (IRS Employer
of incorporation)                     Number)                Identification No.)


717 MAIN STREET, HONESDALE, PENNSYLVANIA                               18431
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
                                                     --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------------------------------------------------------

         On April 24, 2006, the Registrant issued a press release announcing its earnings for the quarter ended March 31, 2006. A copy of the press release is furnished with this report as exhibit 99.1.

ITEM 8.01  OTHER EVENTS
-----------------------

         On April 24, 2006, the Registrant announced that its Board of Directors had declared a 5% stock dividend payable May 26, 2006 to shareholders of record as of May 12, 2006. For additional information, reference is made to the Registrant's press release dated April 24, 2006, which is filed as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         (c) Exhibits:

                  99.1     Press Release, dated April 24, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWOOD FINANCIAL CORP.


Date: April 24, 2006                   By: /s/ William W. Davis, Jr.
                                           -------------------------------------
                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)